UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

MACQUARIE ETF TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MACQUARIE ETF TRUST

Macquarie Global Listed Infrastructure ETF

Macquarie Energy Transition ETF

Macquarie Tax-Free USA Short Term ETF

Macquarie Focused Large Growth ETF

Macquarie Focused Emerging Markets Equity ETF

Macquarie National High-Yield Municipal Bond ETF

Macquarie Focused International Core ETF

100 Independence

610 Market Street

Philadelphia, PA 19106

July 9, 2025

Dear Shareholder:

I am writing to let you know that a joint special meeting of the shareholders of the Macquarie ETF Trust (the “Trust”) and each series of the Trust as set forth above (each individually, a “Fund,” and collectively the “Funds”) will be held via live webstream on September 10, 2025 at 12:00 pm ET (the “Meeting”). You are receiving this letter because you were a shareholder of record of at least one Fund as of July 3, 2025 (the “Record Date”). As a shareholder, you have the opportunity to voice your opinion on the matters that affect your Fund(s). This package contains information about the proposal and the materials to use when voting by mail, telephone or through the Internet.

The purpose of the Meeting is to approve a matter important to your Fund relating to the proposed acquisition by Nomura Holding America Inc. (“Nomura”) of the US and European public investments business of Macquarie Asset Management (the “MAM Business”), including the Fund’s investment adviser, Delaware Management Company (“DMC”), which is a series of Macquarie Investment Management Business Trust. On April 21, 2025, Nomura and Macquarie Group Limited announced that they had entered into a purchase agreement whereby Nomura will acquire the MAM Business (the “Transaction”). The Transaction is subject to the customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close on or about October 31, 2025 (the “Closing”) with respect to Macquarie’s US public investments business with the possibility of a later closing for Macquarie’s European public investments business. Upon the Closing of the Transaction, each Fund’s investment advisory agreement and any sub-advisory agreements will automatically terminate in accordance with their terms and applicable regulations. The Transaction is structured as a “carve-out” such that all of the current MAM Business portfolio management personnel to the Funds are expected to continue in those roles following Closing.

In order to help ensure that each Fund’s investment program continues uninterrupted upon the Closing, I am asking for your vote at the Meeting on the following proposal affecting the Funds,

as well as to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.	For each Fund: To approve a new investment advisory agreement for the Fund.

The Board of Trustees of the Trust has approved, and unanimously recommends that you vote FOR the proposal.

Detailed information about the proposal is contained in the enclosed materials. The proposal will not result in changes to any Fund’s contractual management fee rate or investment objective, strategy, risks or restrictions and DMC will continue to serve as the Funds’ investment adviser. Please review and consider the enclosed materials carefully, and then please take a moment to vote.

The Meeting will be conducted exclusively via live webstream. Any shareholder wishing to participate in the Meeting virtually can do so. If you were a record holder of Fund shares as of the Record Date, please send an email to the proxy solicitor, EQ Fund Solutions (“EQ”), at attendameeting@equiniti.com no later than 1:00 pm ET on September 9, 2025. Please include the Fund’s name in the subject line and provide your name and address in the body of the email. EQ will then email you the credentials to the live webstream and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ, at attendameeting@equiniti.com no later than 1:00 pm ET on September 9, 2025. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at attendameeting@equiniti.com and put “Legal Proxy” in the subject line. EQ will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call EQ at (800) 431-9645. For technical assistance during the Meeting, please call EQ at (800) 431-9645.

Whether or not you plan to attend the Meeting virtually, your vote is needed.

Attendance at the Meeting will be limited to shareholders of the Funds as of the close of business on the Record Date. If you held shares as of the Record Date, you are entitled to receive notice of, and to vote at, the Meeting and any adjournment of the Meeting, even if you no longer hold shares of the Fund. Your vote is important no matter how many shares you own. It is important that your vote be received no later than the time of the Meeting.

Voting is quick and easy. Everything you need is enclosed. You may vote by completing and returning your proxy card in the enclosed postage-paid return envelope, by calling the toll-free telephone number listed on the enclosed proxy card, by visiting the Internet website listed on the enclosed proxy card, or by attending the Meeting via webstream and voting at the Meeting. You may receive more than one set of proxy materials if you hold shares in more than one account. Please be sure to vote each proxy card you receive. If we do not hear from you, our proxy solicitor, EQ, may contact you. This will ensure that your vote is counted even if you cannot or do not wish to attend the Meeting. If you have any questions about the proposal or how to vote, you may call EQ at (800) 431-9645 and a representative will assist you.

Your vote is important to us. Thank you for your response and for your investment.

Sincerely,

/s/ John Leonard

President and Chief Executive Officer of the Trust

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The Notice of Special Meeting of Shareholders and Proxy Statement are available at https://vote.proxyonline.com/macquarie/docs/etf2025.pdf.

MACQUARIE ETF TRUST

Macquarie Global Listed Infrastructure ETF
Macquarie Energy Transition ETF
Macquarie Tax-Free USA Short Term ETF
Macquarie Focused Large Growth ETF
Macquarie Focused Emerging Markets Equity ETF
Macquarie National High-Yield Municipal Bond ETF
Macquarie Focused International Core ETF

100 Independence

610 Market Street

Philadelphia, PA 19106

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a joint special meeting of the shareholders of the Macquarie ETF Trust (the “Trust”) and each series of the Trust as set forth above (each individually, a “Fund,” and collectively the “Funds”) will be held via live webstream on September 10, 2025 at 12:00 pm ET (the “Meeting”). At the Meeting, shareholders will be asked to consider and vote upon the following proposal (the “Proposal”) and to act upon any other business that may properly come before the Meeting or any adjournment or postponement thereof:

Shareholders Entitled to Vote

Meeting Proposal 1. To approve a new investment advisory agreement for each Fund (the “New Investment Advisory Agreement Proposal”).	All shareholders of each Fund, voting separately

The Board of Trustees of the Trust (the “Board”) has approved and unanimously recommends that you vote FOR the New Investment Advisory Agreement Proposal.

Please read the joint proxy statement carefully for information concerning the Proposal. The enclosed materials contain the Notice of Joint Special Meeting of Shareholders (the “Notice”), joint proxy statement and proxy card(s). A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to a Fund. If you complete, sign and return the proxy card, we will vote it as you indicated. If you simply sign, date and return the enclosed proxy card, but do not specify a vote, your proxy will be voted FOR the Proposal.

Shareholders of record of a Fund at the close of business on July 3, 2025 are entitled to receive notice of, and to vote at, the Meeting and any adjournments, postponements or delays thereof. It is important that your shares be voted at the Meeting. You may vote by telephone, Internet or by completing the enclosed proxy card(s) and returning it in the accompanying envelope as promptly as possible. You may also vote by attending the Meeting via live webstream.

REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE MEETING VIA LIVE WEBSTREAM, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD FORM IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE OR VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

If you attend the Meeting via live webstream and wish to vote at that time, you will be able to do so and your vote at the Meeting will revoke any proxy you may have submitted. Merely attending the Meeting via live webstream, however, will not revoke a previously given proxy.

Any shareholder wishing to participate in the Meeting virtually can do so. If you were a record holder of Fund shares as of the Record Date, please send an email to the proxy solicitor, EQ, at attendameeting@equiniti.com no later than 1:00 pm ET on September 9, 2025. Please include the Fund’s name in the subject line and provide your name and address in the body of the email. EQ will then email you the credentials to the live webstream and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equiniti.com no later than 1:00 pm ET on September 9, 2025 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and email address. You may forward an email from your intermediary containing the legal proxy or email an image of the legal proxy to EQ at (800) 431-9645 and put “Legal Proxy” in the subject line. EQ will then provide you with the credentials for the live webstream and instructions for voting during the Meeting. The live webstream credentials will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call EQ at (800) 431-9645. For technical assistance during the Meeting, please contact EQ at attendameeting@equiniti.com or call (800) 431-9645.

YOUR VOTE IS EXTREMELY IMPORTANT. NO MATTER HOW MANY SHARES YOU OWN, PLEASE SEND IN THE PROXY CARD, OR VOTE BY TELEPHONE OR THE INTERNET TODAY.

Important Notice Regarding the Internet Availability of Proxy Materials for the Meeting.  This Notice and the joint proxy statement are available on the internet at  https://vote.proxyonline.com/macquarie/docs/etf2025.pdf. On this webpage, you will be able to access the Notice, the joint proxy statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By Order of the Board of Trustees of the Trust

/s/ John Leonard

President and Chief Executive Officer of the Trust

July 9, 2025

JOINT PROXY STATEMENT

For the

MACQUARIE ETF TRUST

Macquarie Global Listed Infrastructure ETF
Macquarie Energy Transition ETF
Macquarie Tax-Free USA Short Term ETF
Macquarie Focused Large Growth ETF
Macquarie Focused Emerging Markets Equity ETF
Macquarie National High-Yield Municipal Bond ETF
Macquarie Focused International Core ETF

100 Independence

610 Market Street

Philadelphia, PA 19106

JOINT PROXY STATEMENT

FOR THE JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 10, 2025

This joint proxy statement (“Joint Proxy Statement”) is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Macquarie ETF Trust (the “Trust”) on behalf of each series of the Trust as set forth above (each individually, a “Fund,” and collectively the “Funds”) to be held via live webstream on September 10, 2025 at 12:00 pm ET (together with any adjournment, the “Meeting”).

The Joint Proxy Statement provides you with information you should review before voting on the matters listed in the Notice of the Joint Special Meeting of Shareholders. Much of the information in this Joint Proxy Statement is required under rules of the US Securities and Exchange Commission (“SEC”). If there is anything you do not understand, please contact us at our toll-free number (800) 431-9645. This Joint Proxy Statement, the Notice of Joint Special Meeting of Shareholders and related proxy card(s) will be mailed to shareholders of the Funds beginning on or about July 11, 2025.

Proposal/Shareholders Entitled to Vote

The Meeting is being called to ask shareholders to consider and vote on the following proposal (the “Proposal”), which is described more fully below:

Shareholders Entitled to Vote

Meeting Proposal 1. To approve a new investment advisory agreement for each Fund (the “New Investment Advisory Agreement Proposal”).	All shareholders of each Fund, voting separately

The Board has unanimously approved and recommends that you vote FOR the New Investment Advisory Agreement Proposal.

Shareholders of record of the Funds as of the close of business on July 3, 2025 (the “Record Date”) are entitled to attend and to vote at the Meeting.  As of the Record Date, the number of shares of each Fund outstanding and entitled to vote at the Meeting is set forth on Appendix A. Each full share will be entitled to one vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share.

The Meeting will be conducted exclusively via live webstream. Instructions on how to vote whether you expect to attend the Meeting or not are provided under the section “VOTING PROCEDURES - How do I vote?” section of this Joint Proxy Statement.

TO ASSURE THE PRESENCE OF A QUORUM AT THE MEETING, PLEASE PROMPTLY EXECUTE AND RETURN THE ENCLOSED PROXY CARD(S). A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET AT THE NUMBER OR WEBSITE ADDRESS PRINTED ON THE ENCLOSED PROXY CARD.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Below is a brief overview of the matter to be voted on at the Meeting. Your vote is important, no matter how large or small your holdings may be. Please read the full text of this Joint Proxy Statement, which contains additional information about the Proposal, and keep it for future reference.

OVERVIEW

What is the Transaction and why am I being asked to vote?

On April 21, 2025, Nomura Holding America Inc. (together with its parent company, Nomura Holdings, Inc., hereinafter referred to as “Nomura”) and Macquarie Group Limited (“Macquarie”) announced that they had entered into a definitive stock purchase agreement (the “Purchase Agreement”) pursuant to which Nomura agreed to acquire the equity interests of Macquarie’s US and European public investments business (collectively, the “MAM Business”), which includes Delaware Management Company, the Funds’ investment adviser (“DMC”), for approximately $1.8 billion, subject to certain adjustments (the “Transaction”).

Nomura is a global financial services group with an integrated global network. By connecting markets East and West, Nomura services the needs of individuals, institutions, corporates and governments through four business divisions: Wealth Management, Investment Management, Wholesale (Global Markets and Investment Banking) and Banking. Founded in 1925, the firm is built on a tradition of disciplined entrepreneurship, serving clients with creative solutions and considered thought leadership. Nomura established its first US office in New York in 1927.

The Transaction is subject to the customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of certain other conditions, the Transaction is expected to close (the “Closing”) on or about October 31, 2025 (the “Closing Date”). Upon the Closing, each Fund’s investment advisory agreement and sub-advisory agreement(s), as applicable, will automatically terminate in accordance with their terms and applicable regulations. Pursuant to Section 15(a)(4) of the Investment Company Act of 1940, as amended (the “1940 Act”), any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction, which is set to occur on the Closing Date, whereby DMC will be acquired by Nomura will constitute a Change of Control Event for DMC, resulting in the automatic termination of the Funds’ existing investment advisory agreements with DMC (the “Current Investment Advisory Agreements”). The termination of the Current Investment Advisory Agreements will, in turn, result in the termination of any sub-advisory agreements entered into by DMC as the Funds’ investment adviser. Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract . . . has been approved by the vote of a majority of the outstanding voting securities of such registered company,” as defined by the 1940 Act. Because it is proposed that DMC will continue to serve as the Funds’ investment adviser after the Closing, the proposed new investment advisory agreement must be approved by each Fund’s shareholders (each, a “New Investment Advisory Agreement” and together, the “New Investment Advisory Agreements”). Fund shareholders are not being asked to approve the Transaction, only the New Investment Advisory Agreements.

As a result, in connection with the Transaction, it is proposed that Fund shareholders reapprove DMC as their investment adviser pursuant to the New Investment Advisory Agreements effective as of the Closing. Except for the effective date and two-year initial term, the terms of the New Investment Advisory Agreements will be identical to the Current Investment Advisory Agreements. In addition, under the New Investment Advisory Agreement, DMC will, among other things, continue to have the ability to hire and terminate sub-advisers under its manager of managers exemptive order without shareholder approval.

How will I as a Fund shareholder be affected by the Transaction?

Your investment in a Fund will not change as a result of the Transaction. You will still own the same Fund shares and the underlying value of those shares will not change as a result of the Transaction. DMC will continue to serve as investment adviser to the Funds. The portfolio managers for your Fund(s) are expected to continue to manage your Fund(s) (albeit the MAM Business employees will become Nomura employees), your Fund(s) investment objectives and policies will not change and there are no plans to make significant changes to your Fund(s) as a result of this Transaction.

The current sub-advisory agreement between DMC and Macquarie Investment Management Global Limited (“MIMGL”), an affiliate of DMC, with respect to the Macquarie Global Listed Infrastructure ETF, Macquarie Energy Transition ETF, Macquarie Focused Large Growth ETF, Macquarie Focused Emerging Markets Equity ETF, and Macquarie Focused International Core ETF (collectively, the “Sub-Advised Funds”) will terminate upon the Closing of the Transaction under applicable regulations. As discussed further below, certain MIMGL investment professionals who provide services related to the Sub-Advised Funds will remain Macquarie employees after the Closing and will no longer support the Sub-Advised Funds while other MIMGL investment professionals will ultimately continue to provide the same investment services to the Sub-Advised Funds after the Closing as Nomura employees through participating affiliate arrangements.

If the Transaction is consummated, Macquarie ETF Trust will be renamed Nomura ETF Trust and the name of your Fund(s) will change. The reference to “Macquarie” in your Fund name will be replaced with “Nomura”.

Is my Fund paying for the Transaction or this proxy solicitation?

No. The Funds will not bear any portion of the costs associated with the Transaction. All costs associated with this Joint Proxy Statement and the Meeting, including any such costs, fees and expenses in connection with the preparation, filing, printing and mailing of notices, proxy solicitation materials and other communication (including the costs, fees and expenses of any proxy solicitors) will be borne by Macquarie and Nomura.

Will the Transaction be completed if the Proposal is not approved?

Provided all other conditions of the Transaction are met as described herein, the Closing may take place even if shareholders of a Fund do not approve the Proposal. If this should happen, the Board of such Fund would consider what additional actions to take, which could include continuing to solicit approval of the Proposal. In addition, the Board of each Fund approved interim investment advisory agreements to permit continuity of management while solicitation continues. The terms of the interim investment advisory agreements are identical to those of the corresponding current investment advisory agreements except for their date, duration and escrow provisions required by applicable law.

Will the Proposal be implemented if the Transaction is not consummated?

No. If the Transaction is not consummated, the Proposal will not be implemented, even if the Proposal is approved by Fund shareholders. This means that if the Transaction is not consummated, the New Investment Advisory Agreements will not take effect for any Fund.

Will the Proposal be implemented before the Closing of the Transaction?

No. If approved by shareholders, the Proposal will be implemented as of the Closing of the Transaction.

How does the Board recommend that shareholders of each Fund vote on the Proposal?

The Board unanimously approved and recommends that you vote FOR the Proposal to approve the New Investment Advisory Agreements.

Why am I being asked to approve a New Investment Advisory Agreement?

Upon the Closing of the Transaction, each Fund’s Current Investment Advisory Agreement with DMC and its current investment sub-advisory agreement with its sub-adviser, as applicable, will automatically terminate in accordance with its terms and applicable regulations, as discussed above. To preserve continuity of investment advisory services to your Fund, your Fund’s Board has recommended that you approve the proposed New Investment Advisory Agreement between your Fund(s) and DMC.

A discussion of the proposed New Investment Advisory Agreements is contained in the New Investment Advisory Agreements Proposal section of the Proxy Statement, and the form of the proposed New Investment Advisory Agreement is attached hereto as Appendix B.

Will the contractual management fee rates increase for my Fund(s)?

No. The advisory fee schedule under each proposed New Investment Advisory Agreement with DMC is the same as the advisory fee schedule under each Current Investment Advisory Agreement with DMC.

Will the proposed New Investment Advisory Agreement(s) result in any changes in the portfolio management, investment objective(s), or investment strategy of my Fund(s)?

No. The proposed New Investment Advisory Agreements will not result in any changes to any Fund’s investment objective(s) or investment strategy because of the Transaction. Further, the portfolio managers for each Fund are expected to continue in such roles upon the Closing. The investment personnel from the applicable Sub-Adviser that is currently sub-advising certain Funds will also continue to provide investment services pursuant to a participating affiliate arrangement.

As currently described in their prospectuses, the Sub-Advised Funds benefit from advisory services provided under Macquarie’s global equity investment platform. Under the global equity investment platform, DMC can receive the following support services from MIMGL with respect to the Sub-Advised Funds: execution of security trades and quantitative support. After the Closing, MIMGL will no longer provide support services in connection with the global equity investment platform. As a result, certain current personnel of MIMGL who provide these global investment platform services will continue to provide these same investment services after the Closing as Nomura employees through participating affiliate arrangements while other MIMGL investment professionals who currently provide services related to the Sub-Advised Funds will remain Macquarie employees after the Closing and will no longer support the Sub-Advised Funds after the Closing.

How do the proposed New Investment Advisory Agreements with DMC differ from the Current Investment Advisory Agreements with DMC?

As described in the New Investment Advisory Agreements Proposal section of the Proxy Statement, the proposed New Investment Advisory Agreements with DMC for the Funds are identical to the Funds’ Current Investment Advisory Agreements with DMC, except for its effective date and two-year initial term. The services that the Funds will receive under the New Investment Advisory Agreements are expected to be the same as those provided under the Current Investment Advisory Agreements. Please see the New Investment Advisory Agreements Proposal for a comparison of the proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements.

What will happen if shareholders of my Fund(s) do not approve the proposed New Investment Advisory Agreement before consummation of the Transaction?

Your Fund’s portfolio managers will manage your Fund under an interim investment advisory agreement, but DMC must place its compensation for advisory services during this interim period in escrow, pending shareholder approval of the Fund’s New Investment Advisory Agreement. The interim advisory agreements are identical to the current advisory agreements, except for the date, term and escrow provisions required by applicable regulations. Pursuant to Rule 15a-4 under the 1940 Act, the duration of interim advisory agreements may not exceed 150 days from the Closing Date. If the term of a Fund’s interim investment advisory agreement expires before Fund shareholders approve a New Investment Advisory Agreement or such agreements are otherwise terminated, the Board will consider what further action is in the best interests of the Funds and their shareholders, including resubmitting the New Investment Advisory Agreement to shareholders for approval.

VOTING PROCEDURES

Why did you send me this booklet?

You are receiving this communication because you were a shareholder of one or more Funds as of the close of business on July 3, 2025 (the “Record Date”). This communication includes the Joint Proxy Statement. It provides you with information you should review before providing voting instructions on the Proposal. The words “you” and “shareholder” are used in this Joint Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Who is asking for my vote?

The Board has sent a Joint Proxy Statement to you and all other shareholders of record who have a beneficial interest in a Fund as of the Record Date. The Board is soliciting your vote for the Proposal discussed herein.

Who is eligible to vote?

Shareholders holding an investment in shares of any of the Funds as of the close of business on the Record Date are eligible to vote. Shareholders of the Funds on the Record Date will be entitled to one vote for each share (and a proportional fractional vote for each fraction of a share held.)

How do I vote?

The Meeting will be conducted exclusively via live webstream. Any shareholder wishing to participate in the Meeting telephonically can do so. If you were a record holder of the Fund shares as of the Record Date, please email EQ at attendameeting@equiniti.com no later than 1:00 pm ET on September 9, 2025 to register. Please include the Fund’s name(s) in the subject line and provide your name and address in the body of the e-mail. EQ will then e-mail you the conference call dial-in information and instructions for voting during the Meeting. If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date, and you want to participate in the Meeting, please email EQ at attendameeting@equiniti.com no later than 1:00 pm ET on September 9, 2025 to register. Please include the Fund’s name(s) in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Please be aware that if you wish to vote at the Meeting you must first obtain a legal proxy from your intermediary reflecting the Fund’s name(s), the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or e-mail an image of the legal proxy to EQ at attendameeting@equiniti.com and put “Legal Proxy” in the subject line. EQ will then e-mail you the conference call dial-in information and instructions for voting during the Meeting.

The conference call dial-in number will only be active for the date and time of the Meeting. If you have any questions prior to the Meeting, please call EQ at the phone number provided above.

If you do not expect to be present at the Meeting via live webstream and wish to vote your shares, please vote your proxy in accordance with the instructions included on the enclosed proxy card(s).

If your proxy is properly returned, shares represented by it will be voted at the Meeting in accordance with your instructions for the Proposal. If your proxy is properly executed and returned and no choice is specified on the proxy card(s) with respect to the Proposal, the proxy will be voted FOR the approval of the Proposal and in accordance with the judgment of the person appointed as proxy upon any other matter that may properly come before the Meeting. Shareholders who execute proxies may revoke or change their proxy at any time prior to the time it is voted by delivering a written notice of revocation, by delivering a subsequently dated proxy by mail, telephone or the Internet or by attending the Meeting via webstream and voting at the Meeting. If you revoke a previous proxy, your vote will not be counted unless you attend the Meeting via live webstream and vote or legally appoint another proxy to vote on your behalf.

If you own your shares through a bank, broker-dealer or other third-party intermediary who holds your shares of record, and you wish to attend the Meeting via live webstream and vote your shares or revoke a previous proxy at the Meeting, you must request a legal proxy from such bank, broker-dealer or other third-party intermediary. If your proxy has not been revoked, the shares represented by the proxy will be cast at the Meeting and any adjournments thereof. Attendance by a shareholder at the Meeting via live webstream does not, in itself, revoke a proxy.

How can I obtain more information about the Funds?

You may speak to a representative of EQ, who can assist you with any questions, by calling (800) 431-9645.

To receive a free copy of the Funds’ annual or semiannual shareholder reports, write to us at Macquarie ETF Trust, c/o Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, or call toll-free 844 469-9911. The shareholder reports are also available, free of charge, through the Funds’ website at etf.macquarie.com. You may also obtain additional information about the Funds from your financial advisor.

PROPOSAL

TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

(“NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL”)

Introduction

The Current Investment Advisory Agreement between the Trust, on behalf of the Fund(s), and DMC will automatically terminate upon the Closing of the Transaction. It is proposed that DMC will continue to serve as the investment adviser to the Funds after the Closing of the Transaction. To ensure that advisory services can continue uninterrupted following the termination of the Current Investment Advisory Agreements, the Board, including its current trustees who are not “interested persons” as defined in the 1940 Act (the “Independent Trustees”), has approved a proposed New Investment Advisory Agreement for each Fund, to become effective upon the Closing, subject to shareholder approval. If a Fund’s New Investment Advisory Agreement is approved by its shareholders, DMC will continue to manage the Fund effective upon the Closing. In the event shareholders of one or more Funds do not approve a New Investment Advisory Agreement by the Closing, DMC will serve as investment adviser of that Fund pursuant to an interim investment advisory agreement but the advisory fees for its services during this interim period will be placed in escrow, pending shareholder approval of the New Investment Advisory Agreement. An interim investment advisory agreement will have substantially the same terms as the terms of the Current Investment Advisory Agreement, except for the date, duration and escrow provisions, which are required by the 1940 Act. Pursuant to Rule 15a-4 under the 1940 Act, the duration of interim advisory agreements may not exceed 150 days from the Closing Date. If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.

Pursuant to Section 15(a)(4) of the 1940 Act, any investment advisory agreement, including any sub-advisory agreement, on behalf of a registered investment company must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling interest in an investment adviser. Such a transfer is often referred to as a “Change of Control Event.” Consummation of the Transaction, which is set to occur on the Closing Date, whereby DMC will be acquired by Nomura, will constitute a Change of Control Event for DMC, resulting in the automatic termination of the Current Investment Advisory Agreements between DMC and the Trust, on behalf of the Funds. Section 15(a) of the 1940 Act also provides that “it shall be unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract .. . . has been approved by the vote of a majority of the outstanding voting securities of such registered company,” as defined by the 1940 Act. Because it is proposed that DMC will continue to serve as the Funds’ investment adviser after the Closing, each proposed New Investment Advisory Agreement must be approved by the applicable Fund’s shareholders. If the Transaction is not consummated, the New Investment Advisory Agreements Proposal will not be implemented, even if approved by shareholders.

DMC and the Trust are unaware of any Trustee having any material interest, direct or indirect, in the Transaction, except that John Leonard, who is an interested Trustee, President and Chief

Executive Officer of the Trust, is deemed to have such an interest because of his positions at DMC and its affiliates. Mr. Leonard will not receive any material monetary benefit in connection with the Transaction.

Section 15(f) of the 1940 Act

Nomura has made certain covenants in connection with the Transaction regarding compliance with Section 15(f) of the 1940 Act, which, in pertinent part, provides a safe harbor for the receipt by an investment adviser or any of its affiliated persons of any amount or benefit in connection with certain transactions, such as the Transaction, involving an assignment of an investment management services agreement as long as two conditions are satisfied. The first condition requires that no “unfair burden” be imposed on the investment company or companies as a result of the Transaction, or as a result of any express or implied terms, conditions or understandings applicable to the Transaction. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated by the Transaction. Nomura has agreed to refrain from imposing or seeking to impose, for a period of two years after the Closing of the Transaction, any “unfair burden” on the Funds.

The second condition requires that, during the three-year period immediately following the Closing of such Transaction, at least 75% of an investment company’s board of directors or trustees not be “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. The Board of Trustees of each Fund currently satisfies such 75% requirement. Nomura has agreed with DMC to use its commercially reasonable efforts to ensure continued satisfaction of the 75% requirement for the three-year period following the Closing.

The Current Investment Advisory Agreements

DMC serves as the investment adviser to the Funds and is an SEC registered investment adviser. As of April 30, 2025, DMC had approximately $85.4 billion in total assets under management. DMC’s principal office is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106. DMC provides investment management services to the Funds under the Current Investment Advisory Agreements. The Board, including the Board’s Independent Trustees, approved the Current Investment Advisory Agreement for each Fund on the date set forth below (with respect to a Fund, the “Initial Contract Approval Board Meeting”):

Fund	Board Meeting Date
Macquarie Global Listed Infrastructure ETF	October 23, 2023
Macquarie Energy Transition ETF	October 23, 2023
Macquarie Tax-Free USA Short Term ETF	October 23, 2023
Macquarie Focused Large Growth ETF	April 24, 2024

Macquarie Focused Emerging Markets Equity ETF	April 24, 2024
Macquarie National High-Yield Municipal Bond ETF	October 16, 2024
Macquarie Focused International Core ETF	October 16, 2024

The Proposed New Investment Advisory Agreements

It is proposed that DMC will continue to provide investment management services to the Funds pursuant to the proposed New Investment Advisory Agreements. The terms of the proposed New Investment Advisory Agreements and the Current Investment Advisory Agreements (collectively, the “Advisory Agreements”) are identical other than their effective date and duration. The proposed New Investment Advisory Agreements do not change any Fund’s contractual advisory fee rate. The comparison below is qualified in its entirety by the Current Investment Advisory Agreement and the form of New Investment Advisory Agreement in Appendix B, which other than noted above, is identical to the Current Advisory Agreement. Key provisions of the Current and proposed New Investment Advisory Agreements are described below:

Fees. There would be no change in the fee schedule used to determine the gross investment advisory fees payable to DMC under the proposed New Investment Advisory Agreements. Appendix A discloses the rate of compensation of DMC under the Current and proposed New Investment Advisory Agreements. Under the Advisory Agreements, DMC’s advisory fees are computed each day based on the average daily net asset value for each Fund at the annual rate listed in the Advisory Agreements and paid to DMC monthly as outlined in Appendix A.

Expenses of the Trust. There would be no change in the expenses of the Trust that are borne by the Trust and its shareholders under the proposed New Investment Advisory Agreements. Under the Advisory Agreements, DMC has agreed to pay the expenses incurred by the Trust, subject to certain enumerated exceptions, including expenses related to the (i) investment advisory fees paid to DMC by a Fund, (ii) interest expenses; (iii) taxes (including, but not limited to, income, excise, transfer and withholding taxes); (iv) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities, instruments or other investments and the execution of portfolio transactions, including brokerage commissions; (v) Rule 12b-1 fees; (vi) non-routine or extraordinary expenses (including, without limitation, the expense associated with proxy solicitations and fund reorganizations); and (vii) acquired fund fees and expenses.

Investment Advisory Services. The proposed New Investment Advisory Agreements require DMC to provide the same services to the Funds as it does under the Current Investment Advisory Agreements. The Advisory Agreements provide that DMC agrees to manage the investment and reinvestment of each Fund’s assets and to administer its affairs, subject to the direction of the Board of Trustees and officers and consistent with the provisions of the Trust’s Agreement and Declaration of Trust and the investment policies adopted and declared by the Board.

Sub-advisers. The Advisory Agreements provide that DMC may, at its expense, select and contract with one or more sub-advisers registered under the Investment Advisers Act of 1940, as amended, to perform, and thereby delegates to any such sub-adviser, some of the services for the Funds for which DMC is responsible or as DMC may otherwise determine to be necessary or appropriate to seek to implement a Fund’s investment objectives, policies, and restrictions as provided in its currently in effect Prospectus and Statement of Additional Information and such other limitations as the Fund may impose by notice in writing to the sub-adviser. The applicable sub-adviser is subject to the supervision and control of DMC and approval of the Board, including a majority of the Independent Trustees, and the approval of the applicable Fund’s shareholders, if required, and must act in accordance with applicable laws and regulations in force from time to time. DMC will compensate any sub-adviser for its services to a Fund. DMC will evaluate and select the sub-advisers and will make recommendations to the Board about the hiring, termination and replacement of a sub-adviser and will oversee, monitor and review the sub-advisers and their performance. DMC may also terminate the services of any sub-adviser at any time. Notwithstanding any delegation under the Advisory Agreements, DMC will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any sub-adviser and will supervise each sub-adviser in its performance of its duties for the applicable Fund.

Best Execution. Under the Advisory Agreements, DMC’s placement of orders for the purchase and sale of portfolio securities and other instruments with brokers or dealers is subject to DMC’s primary objective of obtaining the best execution of a Fund’s portfolio transactions.

Soft Dollars. Under the Advisory Agreements, DMC may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where DMC has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or DMC’s overall responsibilities with respect to a Trust and to other clients for which they exercise investment discretion.

Other Business. The Advisory Agreements provide that the services of DMC are not exclusive to the Funds and that DMC and its affiliates may render services to others.

Indemnification/limitation on liability. The provisions governing indemnification and limitation of liability in the Advisory Agreements are the same. Except as may otherwise be provided by the 1940 Act, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or the performance of its duties as the investment manager to the Trust, DMC shall not be subject to liability to the Trust or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services under the Advisory Agreements or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. Notwithstanding the foregoing, nothing under the Advisory Agreements shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder may have under any federal securities law or state law.

In addition, under the Advisory Agreements, DMC agrees to indemnify the Trust, the Funds and the Trust’s officers and Trustees against any and all losses, claims, damages and liabilities (including reasonable legal and other expenses and amounts paid in settlement) incurred in any action, suit, proceeding or investigation (whether instituted or threatened) by reason of or arising out of the willful misfeasance, bad faith, gross negligence, or reckless disregard by DMC of its obligations or duties under the agreements.

Term and Continuance. If approved by shareholders of a Fund, its proposed New Investment Advisory Agreement will continue in effect for an initial period of two years from the date of implementation, which is the same initial term as the Current Investment Advisory Agreement. The Advisory Agreements have the same provisions for renewal and may be renewed provided that renewal and continuance are specifically approved at least annually in accordance with the 1940 Act.

Termination. The Advisory Agreements have the same termination provisions, providing that an Agreement may be terminated at any time, without the payment of any penalty, by a Trust upon giving sixty (60) days’ written notice, provided that the termination is directed or approved by the vote of a majority of the Board or by the vote of a majority of the outstanding voting securities of a Fund. The Advisory Agreements further provide that DMC may terminate an Agreement at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Trust.

Assignment. As required by the 1940 Act, the Current Investment Advisory Agreements and proposed New Investment Advisory Agreements will immediately terminate in the event of their “assignment” (as defined in the 1940 Act).

Additional Information. The Current Investment Advisory Agreements were initially approved by the Board on the dates indicated above. A discussion of the basis for the Board’s approval of the Current Investment Advisory Agreement for each Fund is available in the Fund’s shareholder report for the period in which the initial approval was made.

No Anticipated Changes to the Funds’ Portfolio Management at Closing

Following the Transaction, DMC will continue to oversee the activities of the Funds’ investment teams. The investment teams will also include investment personnel from the sub-adviser that is currently sub-advising certain Funds pursuant to a participating affiliate arrangement (as described further below). The DMC employees who provide operational support to the Funds and the DMC investment professionals who currently manage the Funds are expected to continue to manage the Funds after the Closing of the Transaction. There may be certain portfolio management changes made in the ordinary course of business prior to or after the Closing Date.

Sub-Advisory Arrangements

MIMGL, an affiliate of DMC, has been appointed as an investment sub-adviser with respect to the Sub-Advised Funds. DMC may permit MIMGL to execute Sub-Advised Fund security trades on behalf of DMC. DMC may also seek quantitative support from MIMGL, including portfolio analytics and research and other quantitative analysis relating to a Sub-Advised Fund's holdings and investment strategy. The current sub-advisory agreement with MIMGL will also terminate upon the Closing of the Transaction under applicable regulations. After the Closing, DMC may rely on participating affiliate arrangements between DMC and certain non-US Nomura asset management entities to provide continuity of portfolio management services to the Sub-Advised Funds, including services provided by previous MIMGL employees. Under these arrangements, non-US portfolio managers and other personnel who currently provide investment services to the Sub-Advised Funds through non-US Macquarie affiliates and who will become employees of non-US Nomura asset management entities will be able to continue to provide those investment services after the Closing as “associated persons” of DMC under its compliance oversight.

There may be certain sub-advisory changes made in the ordinary course of business prior to or after the Closing Date, including the addition of new sub-advisers. Notifications about any applicable sub-advisory changes will take place in accordance with the Funds’ and DMC’s manager of managers exemptive relief.

Additional Information About DMC

The name and principal occupation of each executive officer of DMC is listed below. The address of each officer is 100 Independence, 610 Market Street, Philadelphia, PA 19106.

Officer	Position
Shawn K. Lytle	President/Executive Director
Michael F. Capuzzi	Senior Vice President/US Chief Operating Officer/Division Director
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director
David F. Connor	Senior Vice President/General Counsel
Marty Wolin	Senior Vice President/Chief Compliance Officer

The table below provides, for each Fund, the current management fee and aggregate amount of DMC’s advisory fees during the Fund’s last fiscal year ending March 31, 2025. There were no other material payments to DMC or its affiliates by a Fund during its last fiscal year. All fees are shown net of any applicable waivers and reimbursements. The proposed New Investment Advisory Agreements do not change any Fund’s contractual management fee rate.

Fund	Current Management Fee Rate (annual rate as a percentage of average daily net assets)	Net Advisory Fees For Last Fiscal Year
Macquarie Global Listed Infrastructure ETF	0.49%	$24,965
Macquarie Energy Transition ETF	0.79%	$53,207
Macquarie Tax-Free USA Short Term ETF	0.29%	$15,957
Macquarie Focused Large Growth ETF*	0.44%	$105,573
Macquarie Focused Emerging Markets Equity ETF**	0.85%	$47,850
Macquarie National High-Yield Municipal Bond ETF***	0.49%	$2,084
Macquarie Focused International Core ETF****	0.59%	N/A

* Commenced operations on May 14, 2024.

** Commenced operations on September 4, 2024.

*** Commenced operations on March 5, 2025.

**** Commenced operations on June 18, 2025.

None of the Funds paid affiliated brokerage fees during the most recent fiscal year.

Board Considerations in Approving the Proposed New Investment Advisory Agreements

At an in-person meeting on June 12, 2025 Meeting (“June 2025 Meeting”), the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trust, on behalf of each Fund, and DMC, a form of which is shown in Appendix B. The Board also approved interim advisory agreements (together, the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements, the “Proposed Advisory Agreements”). The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.

Background for the Board Approvals. At a meeting on May 16, 2025 and at the June 2025 Meeting, representatives of DMC met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.

At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements. The New Investment Advisory Agreements, however, are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

Prior to and at the June 2025 Meeting, the Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.

At in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction and the Board had an opportunity to ask further questions and seek clarification of written responses. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction.

In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:

●	They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;

●	No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction;

●	Nomura has no present intention to cause DMC to alter the investment advisory fees paid to DMC by a Fund and the expenses DMC has agreed to pay on behalf of a Fund; and

●	Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.

The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing of the Transaction, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim

Advisory Agreements would be effective on an interim basis, as necessary upon the Closing of the Transaction, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreements may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. Further, the DMC portfolio managers currently responsible for the day-to-day management of the Funds are expected to continue to provide investment advisory services to the Funds. In addition, with respect to the Sub-Advised Funds, the Board noted that DMC may rely on participating affiliate arrangements between DMC and certain non-US Nomura asset management entities to provide continuity of portfolio management services to the Sub-Advised Funds, including services provided by previous MIMGL employees.

In approving each Proposed Advisory Agreement, the Board reviewed and considered information provided in its meetings with DMC and Nomura, as well as DMC’s and Nomura’s responses to a detailed set of requests for information submitted to DMC and Nomura by Independent Trustee counsel on behalf of the Independent Trustees in connection with the Transaction. In addition, prior to the June 2025 Meeting, the Independent Trustees held a virtual meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel regarding the Proposed Advisory Agreement and the information submitted by DMC and Nomura, then requested additional information that the Independent Trustees also considered prior to and at the June 2025 Meeting. The Board, including a majority of the Independent Trustees, determined, through the exercise of its reasonable business judgment, that the terms of each Proposed Advisory Agreement are fair and reasonable and that the approval of such Proposed Advisory Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Boards considered that the New Investment Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by DMC and overseen by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the U.S. Securities and Exchange Commission in September 2024.  The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.

Based on the information provided by DMC and Nomura, including that Nomura and DMC currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC or (ii) third party service providers to the Funds, the Board concluded that the satisfactory nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements. Moreover, the Board concluded that the Funds would probably benefit from the expanded distribution resources that would become available to DMC following the Transaction. The Board also concluded that it was very unlikely that any “unfair burden” would be imposed on any of the Funds for the first two years following the Closing as a result of the Transaction. Consequently, the Board concluded that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders.

Investment Performance. The Board considered the overall investment performance of DMC and the Funds since each Fund’s commencement date. In its evaluation of investment performance of a Fund, the Board took into account such Fund’s short performance period, weighing the fact that the Macquarie Global Listed Infrastructure ETF, the Macquarie Energy Transition ETF, and the Macquarie Tax-Free USA Short Term ETF commenced operations on November 28, 2023, the Focused Large Growth ETF commenced operations on May 14, 2024, the Macquarie Focused Emerging Markets Equity ETF commenced operations on September 4, 2024, and the Macquarie National High-Yield Municipal Bond ETF commenced operations on March 5, 2025. The Macquarie Focused International Core ETF was not active prior to the time of the June 2025 Meeting. As a result, the Board did not consider the investment performance of the Macquarie Focused International Core ETF at the June 2025 Meeting.

The Board considered performance reports and discussions with portfolio managers at Board meetings throughout the year for the Funds that were active during the time period. These performance reports showed a Fund’s investment performance compared to a group of funds selected by DMC as being similar to the Fund (the “Performance Universe”). Annualized investment performance for each Fund was shown for the past 1-year period and since inception or, if shorter, only since inception, compared to that of the Performance Universe.

At its June 2025 Meeting, the Board, including the Independent Trustees in consultation with their independent legal counsel, reviewed updated investment performance information for each of the active Funds. The Board compared the performance of each active Fund to that of its respective Performance Universe for the past 1-year period and since inception or, if shorter, only since inception. The Board concluded that the investment performance of each active Fund was satisfactory.

Based on information provided by DMC and Nomura, the Board concluded that neither the Transaction nor the New Investment Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance, which the Boards found to be satisfactory, (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.

Comparative Expenses; Management Profitability. The Board also evaluated expense comparison data for the Funds and management profitability previously considered at each Fund’s Initial Contract Approval Board Meeting. At a Fund’s Initial Contract Approval Board Meeting, the Board compared both the services to be rendered and the proposed fees to be paid to DMC by the Fund with the fees that DMC receives pursuant to its other advisory agreements, as well as the fees paid to other investment advisers with respect to similar funds. In particular, the Board compared the Fund’s proposed advisory fee and total expense ratio to other investment companies considered to be in that Fund’s peer group. The Board also received and considered information about the fee rates charged to other accounts and clients managed by DMC, including information about the differences in services provided to the non-registered investment company clients, as applicable. The Board also discussed the anticipated costs and projected profitability of DMC in connection with its service as investment adviser to the Fund, including operational costs. Further, the Board considered DMC’s assumption of business, entrepreneurial, overall managerial and other risks by sponsoring and advising the Fund. At the Fund’s Initial Contract Approval Board Meeting, DMC responded to questions from the Board, explaining that the nature of the Fund and its anticipated investments warranted the proposed advisory fees for the Fund. At a Fund’s Initial Contract Approval Board Meeting, the Board concluded, within the context of its full deliberations, that the level of fees proposed to be paid to DMC with respect to the Fund was fair and reasonable in light of the nature, extent and quality of the services proposed to be provided by DMC and the costs it expected to incur in rendering those services.

Based on information provided by DMC and Nomura, the Board concluded at the June 2025 Meeting that neither the Transaction nor the New Investment Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) the Board was assured by DMC that they had no current intention to change the expenses that DMC has agreed to pay on behalf of a Fund as a result of the Transaction, (iii) under the Purchase Agreement, Nomura and Macquarie would pay all reasonable costs related to the related proxy solicitation, and (iv) consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.

At the June 2025 Meeting, DMC advised the Board that DMC did not expect the Transaction to affect materially the profitability of DMC compared to the level of projected profitability considered by the Board at a Fund’s Initial Contract Approval Board Meeting when the Board approved the Current Investment Advisory Agreement for each Fund. Moreover, the Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings, Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue services of a similar nature, extent, and quality to the Funds following Closing as it has under the Current Investment Advisory Agreements.

Based on information provided by DMC and Nomura, the Board concluded that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also concluded that Nomura had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate. Accordingly, the Board concluded that the fees charged under the New Investment Advisory Agreements would be reasonable in light of the services to be provided and the expected profitability of DMC because Nomura advised the Board that the methodology followed in allocating costs for the purpose of determining profitability will remain substantially the same following the Closing, and because services and costs were expected to be substantially the same.

Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board concluded that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further concluded that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to a global asset management business.

Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including service relationships with DMC, and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the benefits from allocation of Fund brokerage to improve trading efficiencies. However, the Board concluded that (i) any such benefits under the New Investment Advisory Agreements would not be dissimilar from those existing under the Current Investment Advisory Agreements, (ii) such benefits did not impose a cost or burden on the Funds or their shareholders, and (iii) such benefits would probably have an indirectly beneficial effect on the Funds and their shareholders because of the added importance that DMC and Nomura might attach to the Funds as a result of the fall-out benefits that the Funds conveyed.

The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.

Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received and reviewed information from Nomura concerning its financial condition to demonstrate its ability to support DMC’s advisory business after the Closing. Based on this review, the Board concluded that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.

Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered favorably Nomura’s statement that it had no current intention to change the executive, administrative, investment, or support staff of DMC in any significant way as a result of the Transaction. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.

The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. Based in part on the information provided by DMC and Nomura, the Board concluded that Nomura’s acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.

The Board noted that Nomura has a broker/dealer affiliate that executes brokerage transactions and certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States. Consequently, the Board determined to have DMC report to them regularly to monitor any brokerage transactions with Nomura affiliates for compliance with the requirements of Section 15(f) and Section 17(e) of the 1940 Act, and to ensure compliance with the Funds’ procedures under Rule 10f-3 under the 1940 Act for offerings in which a Nomura affiliate is a member of the underwriting syndicate.

Conclusion. The Independent Trustees of the Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their considerations of the initial approval of each Fund’s advisory agreement at the Fund’s Initial Contract Approval Board Meeting that the management fees and total expense ratios were at reasonable levels in light of the quality of services provided to the Fund and in comparison to those of the Fund’s respective peer groups; that the advisory fee schedule would not be increased and would stay the same for each Fund; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was reasonable.

In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.

Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Required Vote

Approval of the New Investment Advisory Agreement Proposal requires the vote of a “1940 Act majority” of the outstanding voting securities of each Fund. For these purposes and as used herein, a “1940 Act Majority” is the vote of (1) 67% or more of the voting securities of a Fund entitled to vote on the Proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the Proposal, whichever is less. Shareholders of each Fund will vote separately on the Proposal. The approval of the proposed New Investment Advisory Agreement with respect to any one Fund is not contingent upon the approval by any other Fund. If the New Investment Advisory Agreement for a Fund is approved by shareholders, DMC will continue to manage the Fund effective upon the Closing. In the event shareholders of a Fund do not approve its New Investment Advisory Agreement by the Closing, DMC will serve as investment adviser of that Fund pursuant to an Interim Advisory Agreement but its compensation during this Interim Period will be held in escrow, pending shareholder approval of the New Investment Advisory Agreement. If the Transaction is not consummated, the New Investment Advisory Agreement Proposal will not be implemented, even if approved by shareholders.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL.

OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy card will vote thereon in accordance with their judgment.

The Trust is generally not required to hold annual meetings of shareholders, and the Trust currently does not intend to hold such meetings unless certain specified shareholder actions are required to be taken under the 1940 Act or the Trust’s charter documents. Any shareholder who wishes to submit proposals to be considered at a special meeting of their Fund’s shareholders should send such proposals to the Trust’s Secretary at 100 Independence, 610 Market Street, Philadelphia, PA 19106. Any shareholder proposal intended to be presented at any future meeting of a Fund’s shareholders must be received by such Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, the inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Shareholders who wish to send communications to the Board or the specific members of the Board should submit the communication in writing to the attention of the Secretary of the relevant Fund, at the address in the preceding paragraph, identifying the correspondence as intended for the Board of the Fund or a specified member of the Board. The Secretary will maintain a copy of any such communication and will promptly forward it to the Board or the specified member of the Board, as appropriate.

INFORMATION ABOUT THE MEETING

Record Date and Ownership of Fund Shares

Shareholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meeting or any adjournment, postponement or delay thereof. Shareholders of the Funds on the Record Date will be entitled to one vote for each share and a fractional vote for each fractional share that they own. The number of shares that you may vote is the total of the number shown on the proxy card accompanying this Joint Proxy Statement. Appendix A sets forth the number of shares issued and outstanding for each Fund as of the Record Date.

To the best of the Funds’ knowledge, as of May 15, 2025, no person owned beneficially more than 5% of the outstanding shares of any Fund’s securities, except as set out in Appendix C. As of the Record Date, all of the Trustees and officers of the Funds, as a group, beneficially owned less than 1% of the outstanding shares of each Fund.

Ownership of Fund Shares by Macquarie and its Affiliates

With respect to each Fund, Macquarie or one of its affiliates provided initial seed capital to the Fund in an amount sufficient for the operation of the Fund. The table below shows, as of the Record Date, the approximate percentage of shares owned by Macquarie and its affiliates in each Fund.

Fund	Approximate Share Ownership
Macquarie Global Listed Infrastructure ETF	90%
Macquarie Energy Transition ETF	76.4%
Macquarie Tax-Free USA Short Term ETF	95%
Macquarie Focused Large Growth ETF	0%
Macquarie Focused Emerging Markets Equity ETF	26.2%
Macquarie National High-Yield Municipal Bond ETF	20%
Macquarie Focused International Core ETF	98%

Based on the foregoing voting authority, Macquarie and its affiliates have the ability to control whether the New Investment Advisory Agreement Proposal is approved with respect to certain Funds. Macquarie and its affiliates intend to vote their shares with respect to the New Investment Advisory Agreement Proposal in accordance with the Trustees’ recommendations.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Trust at the address shown at the beginning of this Joint Proxy Statement) or by attending the Meeting via webstream and voting at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the relevant Fund. A superseding proxy may also be executed by voting via telephone or Internet. The superseding proxy need not be voted using the same method (mail, telephone, or Internet) as the original proxy vote.

All properly executed and unrevoked proxies received in time for the Meeting will be voted as instructed by shareholders. If you execute your proxy but give no voting instructions, your shares that are represented by proxies will be voted “FOR” the Proposal and, in the proxies’ discretion, “FOR” or “AGAINST” any other business that may properly come before the Meeting.

Quorum, Voting and Adjournment

For each Fund, the presence at the Meeting, via live webstream or by proxy, of one-third of the outstanding shares of such Fund entitled to vote, as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund.

If a quorum is not present at the Meeting, or if there are insufficient votes to approve the Proposal by the time of the applicable Meeting, the proxies, or their substitutes, or the chairman of the Meeting may propose that the Meeting be adjourned one or more times to permit further solicitation. Any adjournment by the shareholders requires the affirmative vote of a majority of the total number of shares that are present via live webstream or by proxy when the adjournment is being voted on. If a quorum is present, the proxies will vote in favor of any such adjournment all shares that they are entitled to vote in favor of the Proposal and the proxies will vote against any such adjournment any shares for which they are directed to vote against the Proposal. The proxies will not vote any shares for which they are directed to abstain from voting on the Proposal.

Effect of Abstentions and Broker Non-Votes. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as shares that are present for purposes of determining a quorum. For purposes of determining the approval of the Proposal, abstentions and broker non-votes do not count as votes cast with respect to the Proposal. Accordingly, abstentions and broker non-votes will have the effect of a vote against the New Investment Advisory Agreement Proposal.

Solicitation of Proxies

The initial solicitation of proxies will be made by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by the Trust’s officers or employees or representatives of DMC or one of its affiliates or by a proxy soliciting firm retained by DMC. DMC has retained EQ as proxy solicitor to assist in the solicitation of proxy votes primarily by contacting shareholders by telephone and electronic communications. The proxy solicitor’s services include proxy consulting, mailing, tabulation and solicitation services. The cost of retaining such proxy solicitor, including printing and mailing costs, is estimated to be approximately $50,000, to be borne by Macquarie and Nomura. The Funds will not bear any costs associated with the proxy solicitation. Costs will vary depending on the number of solicitations made. The Trust’s officers, and those employees and representatives of DMC or its affiliates who assist in the proxy solicitation, will not receive any additional or special compensation for any such efforts. In addition, the Trust will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of their shares held of record by such persons.

OTHER INFORMATION

Service Providers

Adviser. DMC, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106, serves as the current investment adviser to the Funds. DMC is an indirect subsidiary of Macquarie. Provided shareholder approval is received, DMC will serve as the investment adviser to the Funds upon the Closing of the Transaction, as described in the New Investment Advisory Agreement Proposal.

Distributor. Foreside Financial Services, LLC, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the distributor of the Funds’ shares and will continue to serve upon Closing of the Transaction.

Custodian, Fund Accountant and Transfer Agent.  JPMorgan Chase Bank, N.A., located at 70 Fargo Street, Boston, MA 02210, serves as the custodian, fund accountant and transfer agent for the Funds. JPMorgan Chase Bank, N.A. will continue to serve as custodian, fund accountant and transfer agent for the Funds upon the Closing of the Transaction.

Shareholder Reports

To receive a free copy of the Funds’ annual or semiannual shareholder reports, write to us at Macquarie ETF Trust, c/o Foreside Financial Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, or call toll-free 844 469-9911. The shareholder reports are also available, free of charge, through the Funds’ website at etf.macquarie.com. You may also obtain additional information about the Funds from your financial advisor.

Householding

To avoid sending duplicate copies of materials to households, the Trust may mail only one copy of this Joint Proxy Statement to shareholders having the same last name and address on the Trust’s records, unless the Trust has received contrary instructions from a shareholder. The consolidation of these mailings benefits the Trust through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials, the shareholder should make a request by writing to the Trust’s underwriter at their address set forth above.

By Order of the Board,

/s/ John Leonard

President and Chief Executive Officer of the Trust

July 9, 2025

APPENDIX A

Outstanding Shares of each Fund as of the Record Date

Fund	Number of Shares

Macquarie Global Listed Infrastructure ETF	200,000.00
Macquarie Energy Transition ETF	254,000.00
Macquarie Tax-Free USA Short Term ETF	200,000.00
Macquarie Focused Large Growth ETF	9,575,000.00
Macquarie Focused Emerging Markets Equity ETF	650,000.00
Macquarie National High-Yield Municipal Bond ETF	1,025,000.00
Macquarie Focused International Core ETF	200,000.00

APPENDIX B

INVESTMENT MANAGEMENT AGREEMENT

NOMURA ETF TRUST

THIS INVESTMENT MANAGEMENT AGREEMENT, effective as of [________], 2025, is made by and between NOMURA ETF TRUST (formerly, MACQUARIE ETF TRUST), a Delaware statutory trust (the “Trust”), on behalf of each series of shares of beneficial interest of the Trust that is listed on Schedule A to this Agreement, as that Schedule may be amended from time to time (each such series of shares is hereinafter referred to as a “Fund” and, together with other series of shares listed on such Schedule, the “Funds”), and DELAWARE MANAGEMENT COMPANY, a series of Nomura Investment Management Business Trust, a Delaware statutory trust (the “Investment Manager”).

WITNESSETH:

 WHEREAS, the Trust has been organized and intends to operate as an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, each Fund is structured as an exchange-traded fund and offers shares of beneficial interest in the form of creation units and for the purpose of investing and reinvesting its assets in securities;

WHEREAS, the Investment Manager is registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as an investment adviser and is engaged in the business of providing investment management and related services, and now desires to provide these services to the Trust; and

WHEREAS, the Trust, on behalf of each Fund, and the Investment Manager desire to enter into this Agreement so that the Investment Manager may provide investment management services to each Fund;

 NOW, THEREFORE, in consideration of the mutual covenants herein contained, and each of the parties hereto intending to be legally bound, it is agreed as follows:

1.            Employment of the Investment Manager. The Trust hereby employs the Investment Manager to provide investment advisory services, to manage the investment and reinvestment of each Fund’s assets, and to administer its affairs, subject to the direction of the Trust’s Board of Trustees and the officers of the Trust, for the period and on the terms hereinafter set forth. The Investment Manager hereby accepts such employment and agrees, during such period hereinafter set forth, to render the services and to assume the obligations herein set forth for the compensation herein provided.

2.            Obligations of and Services to be Provided by the Investment Manager. The Investment Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A.	Investment Management Services.

(a)       The Investment Manager shall act as investment adviser to each Fund and shall provide general management services to each Fund, including overall supervisory responsibility for the general management and investment of each Fund’s assets. The Investment Manager shall manage each Fund’s assets subject to, and in accordance with, the investment objectives and policies of such Fund as set forth in the Fund’s and Trust’s governing documents, including, without limitation, the Trust’s Agreement and Declaration of Trust and By-Laws; the Trust’s prospectus, statement of additional information (“SAI”) and undertakings, as they may be amended or supplemented from time to time; and such other limitations, policies and procedures as the Trust’s Board of Trustees may impose from time to time. In providing such services, the Investment Manager shall at all times exercise its best judgment and will act in good faith and use reasonable care, and adhere to the provisions and restrictions contained in the federal securities laws, applicable state securities laws, the Internal Revenue Code, and other applicable law.

(b)       In pursuance of the foregoing, the Investment Manager shall regularly make decisions as to what securities and other instruments to purchase and sell on behalf of each Fund and shall effect the purchase and sale of such investments in furtherance of each Fund’s investment objectives and policies and shall furnish the Board of Trustees of the Trust with such information and reports regarding each Fund’s investments as the Investment Manager deems appropriate or as the Trustees of the Trust may reasonably request. Such decisions and services shall include exercising discretion regarding any voting rights, rights to consent to corporate actions and any other rights pertaining to each Fund’s investment securities.

(c)       The Investment Manager will provide the Trust with any information reasonably requested regarding its management of the Funds required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with appropriate regulators. The Investment Manager will promptly inform the Trust if any information in a Fund’s prospectus or SAI, as amended from time to time, to the Investment Manager’s knowledge is (or will become) inaccurate or incomplete.

B.	Duties Regarding Fund Transactions.

(a)       Subject to the primary objective of obtaining the best execution, the Investment Manager may place orders for the purchase and sale of portfolio securities and other instruments with such broker/dealers selected by the Investment Manager who provide statistical, factual and financial information and services to the Trust, to the Investment Manager, to any Sub-Adviser (as defined herein) or to any other fund or account for which the Investment Manager or any Sub-Adviser provides investment advisory services and/or with broker/dealers who sell shares of the Trust or who sell shares of any other investment company (or series thereof) for which the Investment Manager or any Sub-Adviser provides investment advisory services. Broker/dealers who sell shares of any investment companies or series thereof for which the Investment Manager or Sub-Adviser provides investment advisory services shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the rules of the U.S. Securities and Exchange Commission and Financial Industry Regulatory Authority, Inc. (“FINRA”) and does not take into account such broker/dealer’s promotion or sale of such shares.

(b)       Notwithstanding the provisions of subparagraph (a) above and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Trust, the Investment Manager may cause a Fund to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Investment Manager has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Investment Manager’s overall responsibilities with respect to the Trust and to other investment companies (or series thereof) and other advisory accounts for which the Investment Manager exercises investment discretion.

3.            Compensation of the Investment Manager.

A.       As compensation for the investment services to be rendered to a particular Fund by the Investment Manager under the provisions of this Agreement, the Trust shall pay to the Investment Manager an annual investment advisory fee equal to the amount set forth on Schedule A attached hereto of the average daily value of each Fund’s net assets. Schedule A shall be amended from time to time to reflect the addition and/or termination of any Fund as a Fund hereunder and to reflect any change in the fees payable with respect thereto.

B.       For the purpose of determining fees payable to the Investment Manager, the value of a Fund’s net assets will be computed at the times and in the manner specified in the Fund’s current prospectus or SAI, and on days on which the net assets are not so determined, the net asset value computation to be used will be as determined on the immediately preceding day on which the net assets were determined.

C.       The Investment Manager may waive all or a portion of its fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of its services.

D.       All fees payable hereunder shall be accrued daily and paid as soon as practicable after the last day of each calendar month. In case of commencement or termination of this Agreement with respect to any Fund during any calendar month, the fee with respect to such Fund for that month shall be reduced proportionately based upon the number of calendar days during which it is in effect, and the fee shall be computed upon the average daily net assets of such Fund for the days during which it is in effect.

4.            Expenses of the Trust. Except as otherwise provided in this Section 4, the Investment Manager agrees to pay the expenses incurred by the Trust. Notwithstanding the foregoing sentence, the Trust, on behalf of each Fund, on a Fund-by-Fund basis out of the assets of the particular Fund for which an expense relates, agrees to pay the following expenses incurred by such Fund: (i) interest expenses; (ii) taxes (including, but not limited to, income, excise, transfer and withholding taxes); (iii) expenses of the Fund incurred with respect to the acquisition and disposition of portfolio securities, instruments or other investments and the execution of portfolio transactions, including brokerage commissions; (iv) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (v) litigation expenses; (vi) the investment advisory fee payable to the Investment Manager hereunder (as set forth in Schedule A); (vii) non-routine or extraordinary expenses (including, without limitation, the expense associated with proxy solicitations and fund reorganizations); and (viii) acquired fund fees and expenses.

5.            Investment Manager Services Not Exclusive. The services to be rendered by the Investment Manager to the Trust under the provisions of this Agreement are not to be deemed to be exclusive. The Investment Manager, its trustees, officers, employees, agents and shareholders may engage in other businesses, may render investment advisory services to other investment companies, or to any other corporation, association, firm or individual, and may render underwriting services to the Trust or to any other investment company, corporation, association, firm or individual, so long as the Investment Manager’s other activities do not impair its ability to render the services provided for in this Agreement.

6.            Sub-Advisers. The Investment Manager may, at its expense, select and contract with one or more investment advisers registered under the Advisers Act (“Sub-Advisers”) to perform, and thereby delegates to any such Sub-Adviser, some or all of the services for a Fund for which it is responsible under this Agreement or as the Investment Manager may otherwise determine to be necessary or appropriate to seek to implement a Fund’s investment objective(s) and strategies; provided, however, that any such delegation shall be pursuant to an agreement with terms agreed upon by the Trust’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust, and the approval of the Fund’s shareholders, if required, and approved in a manner consistent with the 1940 Act. The Investment Manager will compensate any Sub-Adviser for its services to the Fund. The Investment Manager will evaluate and select the Sub-Advisers and will make recommendations to the Trust’s Board of Trustees about the hiring, termination and replacement of a Sub-Adviser and will oversee, monitor and review the Sub-Advisers and their performance and their compliance with a Fund’s investment policies and restrictions. The Investment Manager may terminate the services of any Sub-Adviser at any time in its sole discretion, and shall at such time assume the responsibilities of such Sub-Adviser unless and until a successor Sub-Adviser is selected and the requisite approval of the Fund’s shareholders, if required, is obtained. Notwithstanding any delegation pursuant to this paragraph, the Investment Manager will continue to have overall responsibility for the management and investment of the assets and responsibility for all advisory services furnished by any Sub-Adviser and will supervise each Sub-Adviser in its performance of its duties for the Fund.

7.            Furnishing of Books and Records. In performing the services set forth in this Agreement, the Investment Manager will make available to the Trust, promptly upon request, any of the Trust’s books and records as the Investment Manager maintains under this Agreement, and will furnish to regulatory authorities having the requisite authority any such books and records and any information or reports in connection with the Investment Manager’s services under this Agreement that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

8.            Liabilities of the Investment Manager.

A.       In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or the performance of its duties as the Investment Manager to the Trust, the Investment Manager shall not be subject to liability to the Trust or any shareholder of the Trust for any action or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or otherwise. Notwithstanding the foregoing, nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder may have under any federal securities law or state law.

B.       The Investment Manager shall indemnify and hold harmless the Trust, the Funds and their officers and Trustees against any and all losses, claims, damages and liabilities (including reasonable legal and other expenses and amounts paid in settlement) incurred in any action, suit, proceeding or investigation (whether instituted or threatened) by reason of or arising out of the willful misfeasance, bad faith, gross negligence, or reckless disregard by the Investment Manager of its obligations or duties hereunder.

C.       No provision of this Agreement shall be construed to protect any trustee or officer of the Trust, or director or officer of the Investment Manager, from liability in violation of Sections 17(h) and (i) of the 1940 Act.

9.            Limitation of Liability. This Agreement is executed by or on behalf of the Trust with respect to each of the Funds, and all obligations of the Trust hereunder are not binding upon any of the Trustees, officers or shareholders of the Trust individually but are binding only with respect to the Trust and its assets and property. Any liability of the Trust under this Agreement with respect to the Trust, or in connection with the matters contemplated herein with respect to the Trust, shall be discharged only out of the assets of the Trust. All obligations of the Trust under this Agreement shall apply only on a Fund-by-Fund basis, and the assets of one Fund shall not be liable for the obligations of another Fund, and the Investment Manager shall not seek satisfaction of any such obligation or liability from the shareholders of a Fund, the trustees, officers, employees or agents of the Trust, or from any other series of the Trust.

10.          Renewal, Termination, Assignment and Amendment.

A.       This Agreement shall be executed and become effective as of the date written above, and shall become effective with respect to a particular Fund as of the effective date set forth in Schedule A for that Fund, only if approved by the vote of a majority of the outstanding voting securities of that Fund. It shall continue in effect for an initial period of two years for each Fund and may be renewed thereafter only so long as such renewal and continuance is specifically approved at least annually by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of that Fund and only if the terms and the renewal hereof have been approved by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, with such approval conducted in a manner consistent with the requirements of the 1940 Act.

B.       This Agreement may be terminated (i) by the Trust as to any Fund at any time, without the payment of any penalty, either by (x) vote of the Board of Trustees of the Trust or (y) by vote of a majority of the outstanding voting securities of the Fund affected thereby on sixty (60) days’ written notice to the Investment Manager, or (ii) by the Investment Manager at any time, without the payment of any penalty, on sixty (60) days’ written notice to the Trust. Upon termination of this Agreement, the obligations of all the parties hereunder shall cease and terminate as of the date of such termination, except for any obligation to respond for a breach of this Agreement committed prior to such termination, and except for the obligation of the Trust to pay to the Investment Manager the fee provided in Section 3 hereof, prorated to the date of termination.

C.       This Agreement shall not be assignable by either party hereto, and shall automatically and immediately terminate in the event of its assignment.

D.       This Agreement (and Schedule A hereto) may be amended from time to time by mutual consent pursuant to a written agreement executed by the Trust, on behalf of the applicable Fund, and the Investment Manager, and the consent of the Trust must be approved by vote of a majority of those Trustees of the Trust who are not parties to this Agreement or “interested persons” of any such party, with such approval conducted in a manner consistent with the requirements of the 1940 Act, and, to the extent required by the 1940 Act and interpretations thereof by the U.S. Securities and Exchange Commission and its staff, by vote of a majority of the outstanding voting securities representing the interests in each Fund affected by such amendment.

E.       As used in this Agreement, the terms “assignment,” “interested persons” and “vote of a majority of the outstanding voting securities” shall have the meanings set forth for any such terms in the 1940 Act.

11.          Independent Contractor. The Investment Manager shall, for all purposes herein, be deemed to be an independent contractor and shall, unless otherwise expressly provided and authorized, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent of the Trust or the Funds.

12.          Trade Names and Trademarks.  The Investment Manager agrees that the name “Nomura” may be used in the name of the Trust and that such name, together with any related logos and any service marks containing the word(s) “Nomura”, may be used in connection with the Trust’s business only for so long as this Agreement (including any continuance or amendment hereof) remains in effect and that such use shall be royalty free. At such time as this Agreement shall no longer be in effect, the Trust will cease such use. The Trust acknowledges that it has no rights to the name(s) “Nomura” and such logos or service marks other than those granted in this paragraph and that the Investment Manager reserves to itself the right to grant the nonexclusive right to use the name(s) “Nomura” and such logos or service marks to any other person. It is understood and agreed that so long as the Investment Manager and/or its advisory affiliates shall continue to serve as the Trust’s investment adviser, other investment companies as may be sponsored or advised by the Investment Manager or its affiliates may have the right permanently to adopt and to use the word “Nomura” in their names and in the names of any series or class of shares of such funds.

13.          Miscellaneous.

A.       Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at any office of such party.

B.       The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

C.       This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

D.       If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

E.       This Agreement shall be construed in accordance with applicable federal law and the laws of the State of Delaware.

F.       This Agreement shall extend to and bind the administrators, successors and permitted assigns of the parties hereto.

G.       Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon, either of the parties to do anything in violation of any applicable laws or regulations.

H.       Any provision in this Agreement requiring compliance with any statute or regulation shall mean such statute or regulation as amended and in effect from time to time. Where the effect of a requirement of the 1940 Act reflected in any provision of the Agreement is revised by rule, interpretation or order of the U.S. Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, interpretation or order.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their duly authorized officers as of the day and year first above written.

NOMURA ETF TRUST,
on behalf of the Funds listed on Schedule A

By:
Name:
Title:

DELAWARE MANAGEMENT COMPANY, a series of Nomura Investment Management Business Trust

By:
Name:
Title:

Schedule A

Fund Name	Management Fee (as a % of average daily net assets)
Nomura Global Listed Instructure ETF (formerly, Macquarie Global Listed Instructure ETF)	0.49%
Nomura Energy Transition ETF (formerly, Macquarie Energy Transition ETF)	0.79%
Nomura Tax-Free USA Short Term ETF (formerly Macquarie Tax-Free USA Short Term ETF)	0.29%
Nomura Focused Large Growth ETF (formerly, Macquarie Focused Large Growth ETF)	0.44%
Nomura Focused Emerging Markets Equity ETF (formerly, Macquarie Focused Emerging Markets Equity ETF)	0.85%
Nomura Focused International Core ETF (formerly, Macquarie Focused International Core ETF)	0.59%
Nomura Focused SMID Cap Core ETF (formerly, Macquarie Focused SMID Cap Core ETF)	0.69%
Nomura Tax-Free USA Intermediate ETF (formerly, Macquarie Tax-Free USA Intermediate ETF)	0.35%
Nomura Tax-Free USA ETF (formerly, Macquarie Tax-Free USA ETF)	0.39%
Nomura National High-Yield Municipal Bond ETF (formerly, Macquarie National High-Yield Municipal Bond ETF)	0.49%

APPENDIX C

5% Shareholders as of May 15, 2025

Fund	Name and Address of Account	Percentage
Macquarie Global Listed Infrastructure ETF	JPMorgan Chase Bank, National Association Philadelphia, PA 19100	90.45%
Macquarie Energy Transition ETF	JPMorgan Chase Bank, National Association Philadelphia, PA 19100	85.23%
	J.P. Morgan Securities LLC New York, NY 10200	9.79%
Macquarie Tax-Free USA Short Term ETF	JPMorgan Chase Bank, National Association Philadelphia, PA 19100	94.97%
Macquarie Focused Emerging Markets Equity ETF	JPMorgan Chase Bank, National Association Philadelphia, PA 19100	25.97%
	Wincap Financial LLC Winchester, MA 01890	16.93%
Macquarie National High-Yield Municipal Bond ETF	JPMorgan Chase Bank, National Association Philadelphia, PA 19100	58.77%
	JPMorgan Chase Bank, National Association Philadelphia, PA 19100	14.69%
	Truist Advisory Services, Inc. Atlanta, GA 30326	8.82%

MACQUARIE

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

***VOTER PROFILE*:**

Voter ID: 123456789 **Security ID**: 123456789

Shares Held: confidential **Household ID**: 000000

***VOTE REGISTERED TO*:**

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SHAREHOLDER'S REGISTRATION PRINTED HERE
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Go to the website below and enter your control number or simply use your camera on your smart phone to scan this QR code. Internet voting is available 24 hours day.

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CONTROL NUMBER: 123456789101

VOTE BY PHONE

Call **(888) 227-9349** to reach an automated touch-tone voting line or call the number below to speak with a live representative Monday through Friday 9 AM to 10 PM EST.

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Mail your signed and voted proxy back in the postage paid envelope provided.

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MACQUARIE ETF TRUST

MERGE FUND NAME

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2025

The undersigned, revoking all Proxies heretofore given, hereby appoints Catherine A. DiValentino, Emilia P. Wang, Aaron C. Buser, and A.G. Ciavarelli, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Joint Special Meeting of Shareholders of the above-mentioned Fund to be held via live webstream, on September 10, 2025 at 12:00 PM, ET and at any and all postponements or adjournments thereof (the “Meeting”), with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. The undersigned acknowledges receipt of the Notice of Special Meeting of Shareholders and the Proxy Statement.

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[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

MERGE FUND NAME

This proxy is solicited on behalf of the Board of Trustees.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND ABSENT DIRECTION WILL BE VOTED “FOR” THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED UPON, THE PROXY HOLDERS WILL VOTE, ACT AND CONSENT ON THOSE MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

The Board of Trustees unanimously recommends you vote FOR the following proposal:

TO VOTE, MARK ONE CIRCLE BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

PROPOSAL:	FOR	AGAINST	ABSTAIN
1. To approve a new investment advisory agreement for the Fund.	○	○	○

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